UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            March 7, 2003
                                                 -------------------------------


                                 SEQUIAM CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       California                    333-45678                33-0875030
-----------------------------   ---------------------   ------------------------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation                File Number)           Identification No.)


    300 Sunport Lane, Orlando, Florida                           32809
------------------------------------------------------  ------------------------
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code            407-541-0773
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 7, 2003, we closed a private equity financing with La Jolla Cove Investors, Inc. of San Diego, California. The terms of the financing are summarized below, and a copy of the loan documents are included as an exhibit to this report.

     We  entered  into  a  Securities  Purchase  Agreement  with  La  Jolla Cove
Investors, Inc. (the "Investor"), dated March 5, 2003, pursuant to which we delivered to Investor an 8% Convertible Debenture in the amount of $300,000, convertible into our common stock, and a Warrant to Purchase Common Stock that permits the Investor to purchase up to ten times the number of shares of stock issued upon conversion of the debenture, for a maximum price of $9,000,000. At closing on March 7, 2003, we received $150,000 of the principal amount of the debenture, less Investor's attorney fees of $2,500. A copy of the Securities Purchase Agreement, the 8% Convertible Debenture and the Warrant to Purchase Common Stock are attached as exhibits to this report.

     Under the terms of the debenture, warrant and related documents, the conversion price is the lesser of $0.50 per share or 80% of market value, but the company has the option of prepaying any portion of the debenture prior to conversion if the conversion price is equal to or less than $0.50. The Investor may convert a maximum of 10% of the principal into our common stock during any month.

     The Investor also received warrants to purchase up to 10 times the number of shares of our common stock issued upon conversion of the debenture, at an exercise price of the lesser of 80% of market value or $1.50 per share, but in no event less than $0.50. These warrants could raise up to an additional $9 million for the company if exercised. As of the date of filing this report, Investor had not converted any portion of the debenture, and no shares of our common stock have been issued. The total number of shares of common stock to be issued to the Investor depends upon the market price of stock at the time the debenture is converted.

     We are obligated to register the sale of the underlying common stock to be issued upon conversion of the debenture and the exercise of the warrant. Upon the effective date of the registration, we will receive the balance of the principal amount of the debenture, $150,000. Following the effectiveness of such registration statement, we have the right to cause the Investor to convert up to 5% of the debenture and exercise the related warrants (10 times the number of shares of common stock), per month. A copy of the Registration Rights Agreement and a copy of the side letter agreement regarding the exercise of warrants are attached as exhibits to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          The following exhibits are included as part of this report:

     4.1 Securities Purchase Agreement, dated March 5, 2003, between Sequiam Corporation and La Jolla Cove Investors, Inc.

     4.2 8% Convertible Debenture, dated March 5, 2003, issued to La Jolla Cove Investors, Inc.

     4.3 Warrant to Purchase Common Stock, dated March 5, 2003, issued to La Jolla Cove Investors, Inc.

     4.4 Side Letter Agreement, dated March 5, 2003, between Sequiam Corporation and La Jolla Cove Investors, Inc.

     4.5 Registration Rights Agreement, dated March 5, 2003, between Sequiam Corporation and La Jolla Cove Investors, Inc.

    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SEQUIAM  CORPORATION


Date: March 11, 2003           By: /s/ Nicholas H. VandenBrekel
                               -------------------------------------------------
                               Nicholas H. VandenBrekel, Chief Executive Officer



                               By: /s/ Mark L. Mroczkowski
                               -------------------------------------------------
                               Mark L. Mroczkowski, Chief Financial Officer